Finance income	12 Months Ended
Dec. 31, 2021
Finance income.
Finance income

10.Finance income

	2021	2020	2019
	$’000	$'000	$'000

Interest income - bank deposits	7,798	5,101	14,732
Net foreign exchange gain arising from derivative instruments - unrealized	—	29,151	53
Net foreign exchange gain arising from derivative instruments - realized	9,889	4,061	228
Fair value gain on embedded options	604	110,655	17,245
Fair value gain on embedded derivative in revenue contract	7,231	—	3,787
	25,522	148,968	36,045